EXHIBIT 10.1



                                 LOAN AGREEMENT

                                     BETWEEN

                      CENTIV, INC., A DELAWARE CORPORATION


                                       AND

                                COLE TAYLOR BANK
                                    AS LENDER

This Loan Agreement ("Agreement") is dated as of June 12, 2002, by and between CENTIV, INC., a Delaware corporation ("Borrower") and COLE TAYLOR BANK ("Lender").

                                    RECITALS
                                    --------

     1.1 Borrower has requested that Lender provide a line of credit to Borrower in the maximum principal amount of $2,000,000.00 to provide funds for working capital purposes and Lender has agreed to make said loans subject to the terms and conditions set forth herein.

     1.2 In consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     2.0     DEFINITIONS.  As  used in this Agreement, the following terms shall
             -----------
have  the  following  meanings:

     2.1 "Applicable Laws" shall mean all laws, statutes, ordinances, rules, regulations, judgments, decrees or orders of any state, federal or local government or agency which are applicable to the Borrower and/or the Collateral.

     2.2 "Business Day" shall mean each day excluding Saturdays, Sundays and any other day on which Lender is closed for business to the public.

     2.3     "Closing  Date"  shall  mean  June  12,  2002.

     2.4 "Collateral" shall mean all collateral and assets granted as security for the Loan, whether granted directly or indirectly, whether granted now or in the future, including, but in no way limited to the accounts receivable, inventory, equipment, furniture and fixtures of Borrower, wherever located.

     2.5 "Debt" shall mean all current and long term loans, accounts payable, loans from shareholders and all other indebtedness of Borrower.

     2.6 "Debt Service Coverage Ratio" shall be defined as the book net income (less distributions) plus taxes, depreciation, amortization and interest expenses divided by total debt service requirements for the year to date period then ending of the principal and interest payments on all Debt of Borrower including, but not limited to the interest payments on the Note.

     2.7 "Debt to Tangible Net Worth Ratio" shall be defined as the ratio of all short and long term debt of Borrower to Tangible Net Worth of Borrower, all as reasonably determined by Lender in accordance with its custom and practice.

     2.8     "Default  Rate"  shall  mean  the  Loan  Rate plus Four percent
(4%) per annum.

     2.9 "Eligible Accounts Receivable" shall mean those accounts receivable that are less than ninety (90) days old as measured from the date of the original invoice giving rise to such account receivable and subject to a 25% cross-aging analysis.

     2.10     "Event  of  Default"  shall  have  the  meaning  ascribed to it in
Article  10  of  this  Agreement.

2.11     "Inventory"  shall  have  the  meaning  as  set  forth  in  the Uniform
Commercial  Code  as  in  effect  from  time  to  time in the State of Illinois.

     2.12 "Initial Advance" shall mean the first draw or disbursement made from the proceeds of the Loan.

     2.13     "Initial  Loan  Amount"  shall  have the meaning ascribed to it in
Article  3  of  this  Agreement.

     2.14 "Loan" shall mean the loan from Lender to Borrower in an amount not to exceed $2,000,000.00 in the aggregate which is to be disbursed pursuant to this Agreement and which loan shall otherwise be governed by the provisions hereof.

     2.15 "Loan Advance" shall mean a disbursement of all or any portion of the Loan.

     2.16 "Loan Documents" shall mean this Agreement, the Note, the Security Agreement, Uniform Commercial Code financing statements, Opinion of Borrower's Counsel, Borrower's Certificate and every other document now or hereafter evidencing, securing or otherwise executed in conjunction with the Loan, together with all amendments and modifications thereof.

     2.17 "Loan Expenses" shall mean the reasonable expenses, charges, costs (including both hard costs and soft costs) and fees relating to the making, administration, negotiation, documentation or any other aspect of the Loan, including, without limitation, Lender's reasonable attorneys' fees and costs in connection with the negotiation, documentation and enforcement of the Loan, all recording fees and charges, fees of insurance consultants, and all other reasonable costs, expenses, charges and fees referred to in or necessitated by the terms of this Agreement or any of the other Loan Documents.

     2.18 "Loan Rate" shall mean an annual rate of interest equal to "Prime" plus one percent (1%). Notwithstanding the foregoing, the Loan Rate shall be reduced to "Prime" plus one-half percent (1/2%) if the Borrower satisfies all of the following conditions:

(a) Borrower shall maintain a Tangible Net Worth Ratio, as reasonably determined by Lender in accordance with its custom and practice, of not less than Three Million and 00/100 Dollars ($3,000,000.00).

(b)  Borrower's Debt to Tangible Net Worth does not exceed 3.00:1.

(c) Borrower shall maintain minimum monthly earnings before interest, taxes, depreciation and amortization ("EBITDA") of One Hundred Thousand and 00/100 Dollars ($100,000.00) for six (6) consecutive months.

"Prime" or "P" shall mean the "Prime Rate," which at any time, and from time to time, shall be the rate of interest then most recently announced by Lender as its Prime Rate, which is not necessarily Lender's lowest or most favorable rate of interest at any one time. Each change in the interest rate hereon shall take effect on the effective date of the change in the Prime Rate. Lender shall not be obligated to give notice of any change in the Prime Rate.

     2.19     "Maturity  Date"  shall  mean  June  30,  2004.

     2.20     "Maximum  Loan  Amount"  shall  have the meaning ascribed to it in
Article  3  of  this  Agreement.

     2.21 "Note" shall mean the Revolving Credit Note evidencing the Loan to be made by Centiv, Inc. payable to the order of Lender in the maximum principal amount of Two Million and 00/100 Dollars ($2,000,000.00); all as the same may be hereafter amended or otherwise modified from time to time.

     2.22     "Obligors"  shall  mean  each  individual  or  entity  comprising
Borrower.

     2.23 "Person" shall mean any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, governmental body or other entity, whether acting in an individual, fiduciary or other capacity.

     2.24 "Principal Balance" shall mean the unpaid principal balance of the Loan outstanding from time to time.

     2.25 "Security Agreement" shall mean the security agreement encumbering the Collateral to be made by Borrower to Lender to secure the Loan, as the same may be hereafter amended or otherwise modified from time to time.

      2.26 "Tangible Net Worth" shall mean the book value of common stock of Borrower plus retained earnings and subordinated debt and less intangible assets, e.g. goodwill and loans to shareholders, all as calculated in accordance with generally accepted accounting principles. In addition, any loans to shareholders or employees of Borrower shall be considered intangible for the purposes hereof and shall not be included as an asset of Borrower.

     2.27 "Unmatured Default" shall mean an event or circumstance that with the giving of notice, the passage of time, or both, would constitute an Event of Default.

3.     COMMITMENT  TO  LEND.
       --------------------

3.1     Loan  Amount.
        ------------

A.     Initial  Loan  Amount.  Lender  agrees  to lend to Borrower, and Borrower
       ---------------------
agrees to borrow from Lender, an amount, with respect to the Note, not to exceed
(i) Eighty per cent (80%) of the Eligible Accounts Receivable in the aggregate plus (ii) Fifty percent (50%) of the Loan Advance against Inventory (but in no event shall the Loan Advance against Inventory (i) include Advances against "open stock" or ink on consignment; or (ii) exceed Two Hundred Fifty Thousand and 00/100 ($250,000.00)). The aggregate Loan Advances prior to satisfaction of the Credit Threshold (as defined below) under the Note shall not exceed Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) for the purposes, upon the terms and subject to the conditions contained in this Agreement.

B.     Maximum Loan Amount.  Notwithstanding the foregoing and provided Borrower
       -------------------
is achieves earnings before interest, taxes, depreciation and amortization ("EBITDA") of at least Fifty Thousand and 00/100 Dollars ($50,000.00) for three
(3) consecutive months ("Credit Threshold"), Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, an mount, with respect to the Note, not to exceed (i) Eighty per cent (80%) of the Eligible Accounts Receivable in the aggregate plus (ii) Fifty percent (50%) of the Loan Advance against Inventory (but in no event shall the Loan Advance against Inventory (i) include Advances against "open stock" or ink on consignment; or (ii) exceed Seven Hundred Thousand and 00/100 ($700,000.00)). The aggregate Loan Advances at any given time under the Note once the Credit Threshold is satisfied shall not exceed Two Million and 00/100 Dollars ($2,000,000.00) for the purposes, upon the terms and subject to the conditions contained in this Agreement.

     Notwithstanding anything contained in this Article to the contrary, Loan Advances shall be limited to such amounts as Borrower is eligible to receive pursuant to, and upon compliance with, the conditions of Article 5 hereof.
Borrower may prepay all or any part of the Note at any time and from time to time without cost or penalty. Borrower shall be entitled to reborrow portions of the Note that are repaid or prepaid pursuant to, and upon compliance with, the conditions of Article 5 hereof.

     3.2     Loan  Advances  Evidenced  by Note. All Loan Advances hereunder
              ----------------------------------
shall be evidenced by the Note, which shall be executed and delivered by Borrower simultaneously with the execution of this Agreement.

     3.3     Payment  of  Interest  and  Principal. Interest shall accrue on the
             -------------------------------------
Principal Balance remaining from time to time unpaid under the Note during each calendar month (whether full or partial) prior to the Maturity Date at an annual rate equal to Loan Rate.

Payments due under the Note, if not sooner declared to be due in accordance with the provisions of the Note, shall be made as follows:

     (i) Commencing on July 1, 2002, and on the first day of each month thereafter through and including the month in which the Maturity Date occurs, installments of accrued and unpaid interest only shall be due and payable.

     (ii) The unpaid Principal Balance of the Note, if not sooner declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest, shall be due and payable in full onthe Maturity Date.

     3.4     Default Rate. At any time after the Maturity Date or otherwise when
             ------------
an Event of Default exists under this Agreement or any of the other Loan Documents, the Principal Balance and any other amounts then owing by Borrower to Lender shall bear interest at the Default Rate.

     3.5     Late  Charge. If any payment of interest or principal due under the
             ------------
Note is not made within five (5) days after such payment is due, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" in the amount of five percent (5%) of the amount due to defray part of the cost of collecting and handling such late payment.

      4.     LOAN  DOCUMENTS.  Prior  to  the  Initial Advance, Borrower shall
            ---------------
execute and/or deliver to Lender those of the following documents and other items required to be executed and/or delivered by Borrower, and shall cause to be executed and/or delivered to Lender those of the following documents and other items required to be executed and/or delivered by others, all of which documents and other items shall contain such provisions as shall be required to conform to this Agreement and otherwise shall be reasonably satisfactory in form and substance to Lender:

     4.1     The  Loan  Documents.

     4.2 UCC financing statements perfecting the security interests created by the Security Agreement.

     4.3 Such insurance policies and certificates (with premiums prepaid) evidencing all-risk, fire and extended coverage, hazard and comprehensive liability insurance, including contractual liability, workmen's compensation insurance, and such other insurance as Lender reasonably requires covering the Collateral, in such form, with such endorsements, in such amounts, with deductibles and with such carriers as shall be acceptable to Lender, and naming Lender as an additional insured party on all liability policies and as mortgagee/additional loss payee on the fire and extended coverage and other Collateral damage policies and containing a prohibition against cancellation for nonpayment of premiums or any other reason or modification without thirty days prior written notice to Lender. Any provision of this Article to the contrary notwithstanding, all insurance policies required to be carried under this Agreement shall provide expressly that they shall not be rendered invalid by a waiver of the right of subrogation by any insured and that the insurer shall have no right to be subrogated to Lender. Borrower shall deliver (or cause to be delivered) to Lender either (i) an original of each such insurance policy, or
(ii) a copy of each such policy certified by the issuing agent as being a true, correct and complete copy of the original.

     4.4 Current Uniform Commercial Code, federal and state tax lien and judgment searches, pending suit and litigation searches and bankruptcy court filings searches covering Borrower and disclosing no matters objectionable to Lender.

     4.5 Opinion letter from legal counsel for Borrower (which counsel must be approved by Lender with respect to the issuance of such opinion) opining to the authority of said parties to execute, deliver and perform their respective obligations under the Loan Documents, to the validity and binding effect of the Loan Documents and to such other matters as Lender and its counsel shall reasonably require.

     4.6 Certified copies of the Bylaws and Articles of Incorporation of Centiv, Inc. together with all amendments thereto, and such resolutions and other documents as Lender deems appropriate evidencing the authority of Borrower to execute and deliver the Loan Documents to which Borrower is a party and to perform the obligations contemplated hereby and thereby.

     4.7 Such other assignments, certificates, opinions and other documents, instruments and information affecting or relating to Lender's interest in the Collateral or the use, operation or development of the Collateral as Lender may reasonably require.

5.     DISBURSEMENT  OF  THE  LOAN.
       ----------------------------

     5.1     Conditions Precedent. In addition to the other conditions set forth
             --------------------
herein, the obligation of Lender to make the initial and each subsequent disbursement of the Loan under this Agreement shall be conditioned upon and subject to the payment to Lender of all loan fees then owing from Borrower to Lender and to satisfaction of all of the following conditions:

     (a) All representations and warranties contained in this Agreement and in the other Loan Documents shall be true in all material respects on and as of the date of such disbursement.

     (b) Borrower shall have performed all of its obligations under all Loan Documents which are required to be performed on or prior to the date of such disbursement.

     (c) No Event of Default shall have occurred that has not been waived in writing by Lender, and no Unmatured Default shall then exist.

     (d) Delivery by Borrower to Lender of (i) quarterly company prepared financial statements within forty-five (45) days after the end of the quarter; (ii) annually audited financial statements from an accounting firm reasonably acceptable to Lender within one hundred twenty (120) days after the end of the year; (iii) monthly accounts receivable aging reports, inventory reports and Borrowing Base Certificate in form and content reasonably acceptable to Lender within twenty (20) days after the end of the month; (iv) annual field audits by employees of Lender and outside auditors, if requested by Lender.

     5.2     Certifications.  Representations  and  Warranties. Each request for
             -------------------------------------------------
disbursement by Centiv, Inc. under the Note shall constitute (a) certification that the representations and warranties contained in Article 6 below are true and correct in all material respects as of the date of such request, and (b) certification thatBorrower is in compliance with the conditions contained in this Article 5 to the extent applicable toBorrower.


     6.     REPRESENTATIONS AND WARRANTIES. In order to induce Lender to execute
            ------------------------------
this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows:

     6.1     Borrower.  Borrower  is a duly formed corporation, validly existing
             --------
and in good standing in the State of Delaware and duly authorized to transact business in the State of Illinois and has full power and authority to execute and deliver the Loan Documents and to perform its obligations hereunder and thereunder. The Bylaws of Borrower, dated as of April 11, 2002 creating Borrower and the Articles of Incorporation of said corporation, copies of which have been furnished to Lender, are in effect, unamended since delivery to Lender and are the true, correct and complete documents relating to said corporation's creation and governance. Borrower has fully complied with all applicable securities and other laws and regulations in connection with the formation ofBorrower and the sale and offer for sale of interests therein.

     6.2     Validity  and  Enforceability  of Documents. Upon the execution and
             -------------------------------------------
delivery of the Loan Documents, the Loan Documents shall be valid and binding upon the parties that have executed the same in accordance with the respective provisions thereof, and enforceable in accordance with the respective provisions thereof, subject only to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights. Execution, delivery and performance of the Loan Documents do not and will not contravene, conflict with or violate the articles of incorporation creating Borrower, the Bylaws of Borrower, or any Applicable Law or constitute a default under any material agreement, indenture or instrument to which the Borrower is a party or is bound or which is binding upon or applicable to the Collateral or any portion thereof.

     6.3     Litigation.  There  is  not  any  condition,  event or circumstance
             ----------
existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claims or demand pending or, to the best of Borrower's knowledge after due inquiry, threatened affecting Borrower or the Collateral, or involving the validity or enforceability of the Loan Documents or involving any risk of a judgment or liability which, if satisfied, would have an adverse effect on the financial condition, business or properties of Borrower or the priority of the lien of the Security Agreement, or which would prevent Borrower from complying with or performing its obligations under this Agreement, the Note or any of the other Loan Documents within the time limits set forth therein for such compliance or performance and no basis for any such matter exists.

     6.4     Solvency.  Borrower  is solvent and able to pay Borrower's debts as
             --------
such debts become due, and has capital sufficient to carry on such Borrower's present business transactions. The value of Borrower's Collateral, at a fair valuation, is greater than the sum of Borrower's debts. Borrower is not bankrupt or insolvent, nor has Borrower made an assignment for the benefit of Borrower's creditors, nor has there been a trustee or receiver appointed for the benefit of Borrower's creditors, nor has there been any bankruptcy, reorganization or insolvency proceedings instituted by or against Borrower, nor will Borrower be rendered insolvent by Borrower's execution, delivery or performance of the Loan Documents or by the transactions contemplated thereunder.

     6.5     Financial  Statements. All financial statements submitted to Lender
             ---------------------
relating to Borrower and the Collateral are true, complete and correct, and have been prepared in accordance with sound accounting principles consistently applied and fairly present the financial condition of the Person to which they pertain and the other information therein described and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statement submitted or this Agreement. No material adverse change has occurred in the financial condition of Borrower or the Collateral since the dates of each such financial statements.

     6.6     Compliance  with  Laws.  The  use,  occupancy  and operation of the
             ----------------------
Collateral for its intended purposes is not in violation any Applicable Laws, any contractual arrangements with third parties or any material covenants, conditions, easements, rights of way or restrictions of record the violation of which would have a material adverse impact on the financial condition of Borrower. Neither Borrower nor any agent thereof has received any notice, written or otherwise, alleging any such violation, which violation has not previously been cured.

     6.7     Financing Statements.  Except as set forth on Schedule 6.7 attached
             --------------------
hereto, there are no UCC financing statements in effect other than those to be filed and/or recorded by Lender which name Borrower as debtor and pertaining to any rights in any of the Collateral.

     6.8     Event  of  Default.  No  Event  of  Default  has  occurred,  and no
             ------------------
Unmatured Default which Borrower has failed to commence curing, shall then exist.

All representations and warranties which have been made by Borrower in this Agreement or the other Loan Documents shall be true in all material respects at the time of each disbursement of the Loan, and in the event of any material breach, misrepresentation or omission and the failure of Borrower to cure such breach, misrepresentation, or omission within any applicable grace period, Lender shall have the absolute right to terminate its obligations under this Agreement (without any obligation to refund any loan or other fees previously paid), and upon demand by Lender, Borrower shall reimburse Lender for the Loan Expenses, and Lender shall be entitled to recover from Borrower all losses and damages resulting therefrom.

          7.  BORROWER'S  COVENANTS.
              ---------------------

     7.1     Compliance  with  Laws.  Borrower  shall comply or cause compliance
             ----------------------
with all Applicable Laws governing the development, use and operation of the Collateral. Evidence of such compliance shall be submitted to Lender on request.

     7.2     Inspection.  Upon  reasonable  prior  written or oral notice (which
             ----------
shall not be required in the event of an emergency), Borrower shall permit inspection of the Collateral by Lender and any other agent or designee of Lender. In addition, upon reasonable prior written or oral notice (which shall not be required in the event of an emergency), Borrower shall permit Lender and/or its agents and designees access to and the right to inspect, audit and copy all books, records, contracts and other documents and information relating to Borrower or the Collateral during normal business hours. Lender shall keep confidential all information and documentation obtained by Lender in connection with such audits and inspections, except to the extent that Lender determines, in its reasonable discretion, a need to disclose same. All such books, records and accounts of operations relating to the Collateral shall be kept in accordance with sound accounting practices consistently applied. Borrower shall promptly respond to any inquiry from Lender for information with respect to the Collateral, which information may be verified by Lender at Borrower's expense in the case of the existence of an Event of Default hereunder, otherwise at Lender's expense; provided, however, that Lender shall at all times be entitled to rely upon any statements or representations made by Borrower or any agent thereof.

          7.3     Liens.  Except  as  set  forth  in sections 7.3(a) -(e) below,
                  -----
Borrower shall not permit any lien claims to be filed or otherwise asserted against the Collateral and Borrower shall promptly (and in any event within fifteen days after Borrower has received written notice of such filing) discharge or cause to be discharged the same in case of the filing of any claims for lien or proceedings for the enforcement thereof; provided that in connection with any such lien or claim which Borrower may in good faith desire to contest, Borrower may contest the same by appropriate legal proceedings diligently prosecuted, but only if Borrower shall furnish to Lender reasonably adequate security for the payment of such lien.

          Notwithstanding the foregoing, the following liens shall be permitted:

          (a) liens for current taxes not delinquent or taxes being diligently contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by generally accepted accounting principles or as otherwise required by Lender are being maintained on its books, but only if Lender has been notified of Borrower's intention to contest such taxes and such contest has the effect of preventing the sale or forfeiture of any property subject to such lien;

          (b) liens of carrier's, warehousemen, mechanics, materialmen, repairmen and other like statutory liens arising in the ordinary course of business securing obligations which are not overdue or which are being diligently contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by generally accepted accounting principles or as otherwise required by Lender are being maintained on its books, but only if Lender has been notified of Borrower's intention to contest such obligations and such contest has the effect of preventing the sale or forfeiture of any property subject to such lien;

          (c) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits;

          (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of Borrower or which customarily exist on properties or Persons engaged in similar activities and similarly situated, and which do not in any event materially impair their use by the Borrower in the conduct of its business; and

          (e) judgment liens (i) with respect to which execution has been stayed or (ii) the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

     7.4     Release by Lender. With respect to the matters set forth in Article
             -----------------
7.3 above, if Borrower shall (a) fail promptly to discharge any asserted liens or claims, or (b) fail promptly to contest asserted liens or claims or to give security in the manner provided in Article 7.3 above, or (c) having commenced to contest the same, and having given such security, fail to prosecute such contest with diligence, or to maintain such security so required by Lender for its full amount, or (d) upon adverse conclusion of any such contest, fail promptly to cause any judgment or decree to be satisfied and lien to be released, then Lender may, but shall not be required to, procure the release and discharge of any such claim and any judgment or decree thereon and, further, may, in its sole discretion, effect any settlement or compromise of the same, or may furnish such security, and any reasonable amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the proceeds of the Loan hereunder and shall bear interest from the date so disbursed until paid at the Default Rate. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

     7.5     Financial  Statements:  Reports.  Borrower  will  from time to time
             -------------------------------
furnish to Lender such information and reports, financial and otherwise, concerning Borrower and the operation of the Collateral as Lender reasonably requires, including, without limitation, the following:

          (a) Within one hundred twenty (120) days after the end of each fiscal year, audited financial statements of the Borrower prepared by an independent accounting firm, such financial statements to be on Lender's standard form or another form acceptable to Lender, setting forth the information therein required as of the end of Borrower's fiscal year, and certified by such Borrower as fairly and accurately presenting the information contained therein.

          (b) Within forty-five (45) days after the end of each fiscal quarter, company prepared financial statements for the preceding fiscal quarter for Centiv, Inc., on a form acceptable to Lender, certified by the chief financial officer of Centiv, Inc., as applicable, as fairly and accurately presenting the information contained therein.

          (c) Within twenty (20) days after the end of each month, Borrower shall deliver to Lender an aged accounts receivable report and a signed Borrowing Base Certificate (as provided by Lender) indicating Loan Advances not to exceed the limits set forth herein.

     7.6     Affirmation of Representations and Warranties. Borrower agrees that
             ---------------------------------------------
all representations and warranties of Borrower contained in Article 6 hereof shall remain true in all material respects at all times until the Loan is repaid in full.

     7.7    Title.  Except  for the Security Agreement, any perfected purchase
            -----
money security interests disclosed in writing to Lender prior to the date hereof and other security for the Loan, Borrower shall keep its title in the Collateral free and clear of all liens, claims and encumbrances, whether senior or junior to or at parity with the Loan Documents other than the Permitted Liens set forth in Sections 7(a)-(e).

     7.8     Proceedings  Affecting  Collateral.  If  any  proceedings are filed
             ----------------------------------
seeking to enjoin or otherwise prevent or declare invalid or unlawful the possession, use, maintenance or operation of the Collateral, or any portion thereof, Borrower shall cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all commercially reasonable appeals therefrom, and shall, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings. All such proceedings. including without limitation, all of Lender's reasonable costs, and fees and disbursements of Lender's counsel in connection with any such proceedings, whether or not Lender is a party thereto, shall be at Borrower's expense. To the extent that Lender incurs any such expenses, including attorneys' fees and fees and charges for court costs, bonds and the like, Borrower shall reimburse Lender for such expenses and the amount due Lender shall bear interest from the date so incurred by Lender until repaid to Lender at the Default Rate and shall be payable to Lender on demand. The foregoing provisions of this Article shall not limit or affect the provisions of Articles 10 or 11 below.

     7.9     Disposal  and  Encumbrance  of  Collateral.  Except  as  expressly
             ------------------------------------------
permitted herein, Borrower shall not, without Lender's prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in all or any portion of the Collateral other than in the ordinary course of business. Any consent given by Lender or any waiver of default under this Article, shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent default hereunder.

     7.10     Insurance.  Borrower  shall  pay  all  premiums  on  all insurance
              ---------
policies required from time to time under this Agreement, and thirty days prior to expiration of any such policies, Borrower shall furnish to Lender, with premiums prepaid, additional and renewal policies in form, and with companies, coverage, deductibles and amounts reasonably satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may, but shall not be required to, place insurance and treat the amounts expended therefor as disbursements of Loan proceeds and such amounts from the date so expended by Lender until repaid to Lender shall bear interest at the Default Rate.

     7.11     Performance  of  Obligations:  Notice  of  Default. Borrower shall
              --------------------------------------------------
promptly and fully perform and comply in all respects with the obligations, terms, agreements, provisions and requirements of this Agreement and the other Loan Documents and all other documents and instruments relating thereto and will not permit to occur any default or breach hereunder or thereunder. Borrower shall promptly give to Lender notice of the occurrence of any Unmatured Default or of any event that could have a material adverse effect on any security for the Loan or on Borrower's ability to perform its obligations under this Agreement or any of the other Loan Documents.

     7.12     Restrictions  Affecting  Borrower.  Borrower  covenants and agrees
              ---------------------------------
that, without the prior written consent of Lender, there shall not occur: (i) any amendment or modification of the bylaws or articles of incorporation of Borrower, or (ii) the sale or transfer of any shares of Borrower except as set forth in Schedule 7.12. At all times prior to the repayment of the Loan, (A) Borrower shall not make or permit any distributions of cash flow or cash proceeds to any partner, subpartner, member, shareholder, officer, director or affiliate in excess of net income of the Borrower; (B) Borrower shall not enter into any contract or agreement for the provision of services or otherwise with any affiliate of Borrower or any partner, subpartner, member, shareholder, officer, director or affiliate of any shareholder of Borrower unless in the ordinary course of business and unless such contract or agreement is an arms-length, market rate agreement and is cancelable upon thirty days written notice from any owner of the Collateral; and (C) Borrower shall be dissolved or its existence terminated.

     7.13     Additional  Documents.  Borrower  shall  not execute or record any
              ---------------------
document pertaining to, affecting or pledging all or any portion of the Collateral without the prior written approval of Lender of the form and substance of such documents, which approval shall not be unreasonably withheld.

     7.14     Borrower's  Accounts.  Borrower  shall  maintain  all  operating
              --------------------
accounts with Lender such that Lender is the main receipt and disbursement bank for Borrower and pledge the same to Lender as security for the Loan. Should the Lender's operating costs related to the accounts exceed the earnings credit rate associated with the account balances, the deficiency will be charged to the Borrower's account on a monthly basis.

     7.15     Subordination of Shareholder Debt.  All shareholder debt is hereby
              ---------------------------------
subjected and subordinated and shall remain in all respects and for all purposes subject, subordinate and junior to the lien of the Lender and to all the terms, conditions and provisions hereof; all advances made or to be made hereunder; and any amendments, renewals, extensions, modifications, restatements and replacements hereof made at any time or from time to time, including (without limitation) any increases therein or in the amounts secured hereby or extensions of the maturity hereof.

      7.16    Shareholder  Withdrawal.  Borrower  shall not make or permit any
               -----------------------
withdrawals or distributions of cash flow or cash proceeds to any partner, subpartner, member, shareholder, officer, director or affiliate that exceed the current or accumulated net income of the Borrower.

      7.17 Borrower shall maintain a Debt Service Coverage Ratio of (i) not less than 1.05:1 by December 31, 2002; and (ii) not less than 1.25:1 by March 31, 2003, and thereafter, as determined by quarterly company prepared financial statements of Borrower.

     7.18 Borrower's Debt to Tangible Net Worth Ratio shall not exceed (i) 3.50:1 through June 29, 2003; and (ii) 3.00:1 beginning June 30, 2003, and thereafter, determined by quarterly company prepared financial statements of Borrower.

      7.19 Borrower shall maintain a Tangible Net Worth, of not less than Two Million One Hundred Thousand and 00/100 Dollars ($2,100,000.00) through June 29, 2003; not less than Three Million and 00/100 Dollars ($3,000,000.00) beginning June 30, 2003, and thereafter, as determined by quarterly company prepared financial statements of Borrower.

     8.     LOAN  EXPENSES. Borrower agrees to pay all of the Loan Expenses. Any
            --------------
Loan Expenses paid by Lender shall bear interest commencing on the date demand for repayment thereof is made by Lender until repaid to Lender at the Default Rate and shall be paid by Borrower upon demand, or may be paid by Lender at any time by disbursement of proceeds of the Loan. Any Loan Expenses paid by Lender shall be reimbursed to Lender by Borrower regardless of whether there shall be any disbursements of the Loan.

     9.     LENDER'S  REPRESENTATIVES. Lender, at Borrower's expense, shall have
            -------------------------
the right to engage personnel in connection with negotiation, documentation, administration and servicing of the Loan at the Borrower's expense to the extent consistent with the terms hereof.

     10.     EVENTS  OF  DEFAULT.  The  occurrence  of  any  one  or more of the
             -------------------
following  shall  constitute  an  "Event  of  Default":

          (a) Failure by Borrower or any other obligor to pay any installment of principal or interest or any other amount payable pursuant to the Note, this Agreement or any of the other Loan Documents when such amount is due and such failure continues for five (5) days after written notice from Lender.

          (b) Failure by Borrower to promptly perform or cause to be performed any non-monetary obligation or observe any non-monetary condition, covenant, term, agreement or provision required to be performed or observed by Borrower or any other obligor under this Agreement, the Note, or any of the other Loan Documents; provided, however, that if such failure by its nature can be cured, then so long as the continued operation, value and safety of the Collateral, and the priority, validity and enforceability of the lien created by the Loan Documents and the value of the Collateral are not imminently impaired, threatened or jeopardized, then Borrower shall have a period (the "Cure Period") of thirty (30) days after written notice from Lender (or a reasonable period of time not to exceed ninety (90) days provided that Borrower commences curing such failure within thirty (30) days after notice from Lender and diligently pursues the curing thereof in good faith and without interruption) of any such failure of performance or observance to cure or cause the cure of the same, and an Event of Default shall not be deemed to exist during the Cure Period. The foregoing Cure Period is intended only to apply in circumstances not referred to in any of the other paragraphs of this Article; Borrower's right to a grace or cure period, if any, with respect to such other circumstances are to be governed by the provisions of such other paragraphs.

          (c) The existence of any material inaccuracy or untruth in any representation, or warranty contained in this Agreement or any other Loan Documents, or of any statement or certification as to facts delivered to Lender by or on behalf of Borrower.

          (d) At any time any Borrower files a voluntary petition in bankruptcy, or is adjudicated a bankrupt or insolvent, or institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or seeks or consents to the appointment of any receiver, trustee or similar officer for all or any substantial part of its Collateral.

          (e) The commencement of any involuntary petition in bankruptcy against the Borrower or the institution against Borrower of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or other officer for all or any substantial part of the Collateral of Borrower which remains undismissed or undischarged for a period of ninety (90) days.

          (f) Any sale, transfer, lease, assignment, conveyance, financing, lien, encumbrance or other transaction made in violation of this Agreement.

          (g) Failure of Borrower for a period of thirty days (or a reasonable period of time not to exceed ninety (90) days provided that Borrower commences curing such failure within thirty (30) days after written notice from Lender and diligently pursues the curing thereof in good faith and without interruption) after Lender's written notice of its demand to procure the reversal, dismissal or disposition to Lender's reasonable satisfaction of any order enjoining or otherwise preventing or declaring invalid or unlawful the occupancy, maintenance, operation or use of the Collateral, or any portion thereof, in the manner required by the terms of this Agreement, or of any proceedings which could or might affect the validity or priority of the lien of the Security Agreement or any of the other security for the Loan, or which could materially affect Borrower's ability to perform its obligations under this Agreement or the other Loan Documents.

          (h) The attachment, seizure, levy upon or taking of possession by any receiver, custodian or assignee for the benefit of creditors of all or a substantial part of the Collateral of Borrower which is not stayed or dismissed within thirty (30) days (or a reasonable period of time not to exceed ninety (90) days provided that Borrower commences curing such failure within thirty (30) days after written notice from Lender and diligently pursues the curing thereof in good faith and without interruption) after the occurrence thereof.

          (i) The assignment or attempted assignment of this Agreement by Borrower without Lender's prior written consent.

          (j) The filing of formal charges under any federal, state or local law, statute or ordinance for which Borrower's forfeiture of all or any portion of the Collateral is a potential penalty.

          (k) Failure of Borrower to maintain Debt Service Coverage Ratio, Debt to Tangible Net Worth Ratio and Tangible Net Worth Ratios as set forth in Articles 7.17-7.19 and such failure continues for thirty (30) days after notice from Lender.

          (l) The delisting of the Borrower on the Nasdaq Stock Market for failure to comply with the Nasdaq Stock Market listing requirements and such failure (i) has a material adverse effect on the Collateral and (ii) continues for a period of fifteen (15) days after notice from Lender to Borrower and failure of Borrower to restore its listing on Nasdaq or otherwise provide additional collateral or assurances to Lender in its sole discretion within such fifteen (15) day period.

     11.     REMEDIES.  Upon  the occurrence of any Event of Default, Lender, in
             --------
addition to availing itself of any remedies conferred upon it at law or in equity and by the terms of the Note, the Security Agreement and the other Loan Documents, may pursue any one or more of the following remedies first, concurrently or successively with each other and with any other available remedies, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

     (a) Take possession of the Collateral and do anything necessary or desirable in Lender's sole judgment to fulfill the obligations of Borrower hereunder. All sums expended by Lender pursuant to this Article 11 shall be deemed to have been paid to Borrower and secured by the Security Agreement and the other Loan Documents, and shall bear interest at the Default Rate until repaid to Lender.

     (b)     Withhold  further  disbursements  of  proceeds  of  the  Loan.

     (c) Declare the unpaid indebtedness evidenced by the Note to be immediately due and payable.

     (d) Apply the balance of any deposits made with Lender toward the repayment of the Loan.

     12.     MISCELLANEOUS.
             -------------

     12.1     Additional  Indebtedness.  If  any  advances  or  payments made by
              ------------------------
Lender pursuant to this Agreement or any other Loan Document, together with disbursements of the Loan, shall exceed the aggregate face amount of the Note (other than accrued interest not yet payable), all such advances and payments shall constitute additional indebtedness secured by the Loan Documents and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

     12.2     Additional Acts. Borrower shall, upon request, execute and deliver
              ---------------
such further instruments and documents and do such further acts and things as may be reasonably required to provide to Lender the evidence of and security for the Loan contemplated by this Agreement.

     12.3     Loan  Agreement Governs. In the event of any inconsistency between
              -----------------------
any provision of this Agreement and any provision of any other Loan Document, the provision of this Agreement shall govern; provided, however, that the provisions of all of the Loan Documents shall be construed as an integrated set of provisions governing the Loan and, accordingly, shall be interpreted and construed liberally to give the maximum validity, enforceability and effect to all of such provisions.

     12.4     Additional  Advances.  If  an Event of Default shall occur, Lender
              --------------------
may, but shall not be obligated to, take any and all actions to cure such default, and all amounts expended in so doing, all Loan Expenses and all other amounts paid or advanced by Lender pursuant to the Loan Documents, and all other amounts advanced by Lender in connection with preserving any security for the Loan, shall constitute additional advances of the Loan, shall be secured by the Security Agreement and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

     12.5     Amendment:  Waiver: Approval. This Agreement shall not be amended,
              ----------------------------
modified or supplemented without the written agreement of Borrower and Lender at the time of such amendment, modification or supplement. No waiver of any provision of this Agreement or any of the other Loan Documents shall be effective unless set forth in writing signed by the party making such waiver, and any such waiver shall be effective only to the extent therein set forth. Failure by Lender to insist upon full and prompt performance of any provisions of this Agreement or any of the other Loan Documents, or to take action in the event of any breach of any such provision or upon the occurrence of any Event of Default, shall not constitute a waiver of any rights of Lender, and Lender may at any time thereafter exercise all available rights and remedies with respect to such breach or Event of Default. Receipt by Lender of any instrument or document shall not constitute or be deemed to be an approval thereof. Any approvals required under any of the other Loan Documents must be in writing, signed by Lender and directed to Borrower.

     12.6     Notice.  All  notices,  waivers,  demands,  requests  or  other
              ------
communications required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered; (ii) if mailed, on the third (3rd) business day after deposit in the United States mail, certified or registered, postage prepaid, return receipt requested; (iii) if telexed, faxed, telegraphed or telecopied, six (6) hours after being dispatched by telex, fax, telegram or telecopy, if such sixth (6th) hour falls on a business day within the hours of 8:00 a.m. through 6:00 p.m. of the time in effect at the place of receipt, or at 8:00 a.m. on the next business day thereafter if such sixth (6th) hour is later than 6:00 p.m.; or (iv) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:


           To Lender:         Cole Taylor Bank
                              111 West Washington
                              Suite 400
                              Chicago, Illinois 60602-1139
                              Attention:  Kimberly Crotty


           With copy to:      Fuchs & Roselli, Ltd
                              440 West Randolph Street, 5th Floor
                              Chicago, Illinois  60606
                              Attention:  Michael T. O'Connor, Esq.


           To Borrower:       Centiv, Inc.
                              998 Forest Edge Drive
                              Vernon Hills, Illinois
                              Attention:  William M. Rychel

            With copy to:     Gardner, Carton & Douglas
                              321 North Clark Street
                              Chicago, Illinois 60610
                              Attention:  Stephen Tsoris

 Either party hereto may change the names and addresses of the designee to whom notice shall be sent by giving written notice of such change to the other party hereto in the same manner as all other notices are required to be delivered hereunder.

     12.7     Benefit:  Assignment.  The  rights,  powers and remedies of Lender
              --------------------
under this Agreement shall inure to the benefit of Lender and its successors and assigns. The rights and obligations of Borrower under this Agreement may not be assigned and any purported assignment by Borrower shall be null and void.

     12.8     Governing  Law.  This Agreement shall be governed by and construed
              --------------
in  accordance  with  the  laws  of  the  State  of  Illinois.

     12.9     Indemnity.  Borrower  agrees  to indemnify, defend and hold Lender
              ---------
harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including reasonable attorneys' fees and court costs) of whatever kind or nature which may be imposed on, incurred by or asserted against Lender at any time which relate to or arise from the offer for sale or sale of any interest in Borrower, the acquisition or sale or offer for sale of all or any portion of the Collateral and/or the ownership, use, operation or maintenance of the Collateral, including, without limitation, any brokerage commissions or finder's fees asserted against Lender with respect to the making of the Loan or the acquisition of the Collateral; provided, however, that the foregoing indemnity shall not extend to any liabilities, obligations, claims, losses, costs, damages or expenses resulting from the gross negligence or willful misconduct of Lender.

     12.10     Headings.  The  titles and headings of the articles, sections and
               --------
paragraphs of this Agreement have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

     12.11     No  Partnership  or  Joint  Venture.  Lender,  by  executing  and
               -----------------------------------
performing this Agreement shall not become a partner or joint venturer with Borrower or any shareholder of Borrower or any of their respective associates or affiliates and all inspections of the Collateral herein provided for are for the sole benefit of Lender.

     12.12     Time  is of the Essence. Time is of the essence of the payment of
               -----------------------
all amounts due Lender under the Loan Documents and performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement and the other Loan Documents.

     12.13     Invalid  Provisions.  In  the  event  that  any provision of this
               -------------------
Agreement is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Agreement and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

     12.14     Offset. Without limitation of any other right or remedy of Lender
               ------
hereunder or provided by law, any indebtedness relating to the Collateral or its operation and now or hereafter owing to Borrower by Lender (including, without limitation, any amounts on deposit in any demand, time, savings, passbook or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Security Agreement or any of the other Loan Documents.

     12.15     Acts  byParties. Notwithstanding anything herein contained to the
               ---------------
contrary, neither party will be required to make or to receive any disbursement or perform any other act under this Agreement if, as a result thereof, such party will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

     12.16     Binding  Provisions.  The  covenants,  warranties,  agreements,
               -------------------
obligations, liabilities and responsibilities of Borrower under this Agreement shall be binding upon and enforceable against Borrower and its legal representatives, administrators, successors and permitted assigns.

     12.17     Counterparts. This Agreement may be executed in counterparts, and
               ------------
all said counterparts when taken together shall constitute one and the same Agreement.

     12.18     No  Third  Party  Beneficiary.  This  Agreement  is  only for the
               -----------------------------
benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall be entitled to rely on any matter set forth herein without the prior written consent of such parties.

     12.19     Publicity.  Subject  to  compliance  with Applicable Laws and the
               ---------
consent of Borrower which shall not be unreasonably withheld, conditioned or delayed, Lender reserves the right to publicize the making of the Loan in any manner it deems appropriate, including, without limitation, advertisements in trade journals and newspapers.

     12.20     Jurisdiction  and  Venue.  Borrower  hereby agrees that all
               -------------------------
actions or proceedings initiated by Borrower and arising directly or indirectly out of this Loan Agreement or any other loan document shall be litigated in the circuit court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by lender in any of such courts. Borrower waives any claim that Chicago, Illinois or the northern district of Illinois is an inconvenient forum or an improper forum based on lack of venue. Should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by Lender against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Article shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right, if any, to collaterally attack any such judgment or action.

          12.21     Waiver  Of  Right  To  Jury  Trial.  Lender  and  Borrower
                    ----------------------------------
acknowledge and agree that any controversy which may arise under this Loan Agreement or any other Loan Document or with respect to the transactions contemplated herein and therein would be based upon difficult and complex issues and, therefore, the parties agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

                         CENTIV,  INC.,  an  Delaware  corporation

                         BY:/S/  THOMAS M. MASON
                           -----------------------------
                                 THOMAS M. MASON

                         ITS:  VICE PRESIDENT & CHIEF FINANCIAL OFFICER



                         COLE  TAYLOR  BANK

                         BY:/S/  KIMBERLY  CROTTY
                            ---------------------------
                                 KIMBERLY  CROTTY

                         ITS:  VICE  PRESIDENT